                                                                    EXHIBIT 23.3


                                                          [ARTHUR ANDERSEN LOGO]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 25, 2000 included in Computer Motion, Inc.'s report on Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP
-----------------------
    Arthur Andersen LLP


Los Angeles, California
December 7, 2000